SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2006


                       GOLDEN RIVER RESOURCES CORPORATION
                 (Exact Name of Company as Specified in Charter)
                     (formerly known as Bay Resources Ltd.)



           Delaware                       0-16097                  98-007697
--------------------------------    ----------------------   -------------------

(State or Other Jurisdiction of     (Commission File No.)       (IRS Employer
       Incorporation)                                        Identification No.)

     Level 8, 580 St Kilda Road, Melbourne, Victoria Australia           3004
     -------------------------------------------------------------------------
              (Address of Principal Executive Offices)                (Zip Code)

Company's telephone number                    61-3-8532-2860
Company's facsimile number                    61-3-8532-2805
Company's email address                       goldenriverresources@axisc.com.au
                                              ---------------------------------
Company's website address                     www.goldenriverresources.com
                                              ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

On November 29, 2006, the Company issued the attached press release announcing the results from the 2006 exploration program at the Slave Craton.


Item 9.01:  Financial Statement and Exhibits

99.1:  Press Release dated November 29, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN RIVER RESOURCES CORPORATION (Company)

                                  By:                    /s/Peter Lee
                                             -----------------------------------

                                                         Peter Lee
                                                         Director, Secretary and
                                                         Chief Financial Officer

Dated: January 2, 2007